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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                October 30, 2002
                        (Date of earliest event reported)

                         Commission file number: 0-20167

                       NORTH COUNTRY FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


MICHIGAN                                                38-2062816
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                          Identification No)

1011 NOTEWARE DRIVE, TRAVERSE CITY, MI                  49686
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (906) 341-8401

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Item 5.            Other Events and Regulation FD Disclosure.

         On October 30, 2002, North Country Financial Corporation issued a press release announcing third quarter earnings and the decision of the board of directors not to declare a dividend for the third quarter. A copy of the October 30, 2002 press release is attached as an exhibit to this report and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

Exhibit No.       Description

99.1              Press Release, dated October 30, 2002



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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        NORTH COUNTRY FINANCIAL CORPORATION
                                    -----------------------------------------
                                                   (Registrant)


                                             /s/ Sherry I. Littlejohn
Date                                -----------------------------------------
 October 30, 2002                                  (Signature)*
-----------------------               SHERRY I. LITTLEJOHN, PRESIDENT & CEO


* Print name and title of the signing officer under his signature.

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                                 EXHIBIT INDEX
                                 -------------


               EXHIBIT NO.                       EXHIBIT DESCRIPTION
               -----------                       -------------------

               99.1                              PRESS RELEASE, DATED
                                                 OCTOBER 30, 2002